Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of this 31st day of January, 2014, among CORESITE, L.P., a Delaware limited partnership (“Parent Borrower”), the Subsidiary Borrowers party thereto (together with the Parent Borrower, collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”). Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Agent and the Lenders have entered into a certain Second Amended and Restated Credit Agreement dated as of January 3, 2013 (the “Credit Agreement”); and

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

1.             The following definitions are hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical location:

“Approved Derivatives Contract.  A Derivatives Contract between the Parent Borrower and/or any Subsidiary Borrower, on the one hand, and a Lender or Affiliate of a Lender hereunder which is also a lender or Affiliate of a lender under the Term Loan, on the other hand.”

“Term Loan.  That certain Term Loan Agreement dated as of January 31, 2014 by and among Parent Borrower, the Subsidiary Borrowers, Royal Bank of Canada as a lender and administrative agent and the other lenders party thereto as it may be amended, amended and restated, modified or supplemented from time to time.”

“Term Loan Facility Availability.  The “Facility Availability” as defined in the Term Loan.”

“Term Loan Unencumbered Asset Pool.  The “Unencumbered Asset Pool” as defined in the Term Loan.”

2.             The definition of “FATCA” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“FATCA.  Section 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b) of the Code and any legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the foregoing.”

3.             The definition of “Unencumbered Asset Pool Availability” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Unencumbered Asset Pool Availability.  The Unencumbered Asset Pool Availability shall be the amount which is the least of (a) the maximum principal amount which would not cause the Unsecured Debt to be greater than the Unencumbered Asset Pool Value, (b) the aggregate of (i) the maximum principal amount which would not cause the Consolidated Unsecured Debt Service Coverage Ratio to be less than 1.75 to 1:00, plus (ii) the Leased Asset NOI Amount, and (c) the aggregate of (i) the maximum principal amount which would not cause the Consolidated Unsecured Debt Yield to be less than fourteen percent (14%), plus (ii) the Leased Asset NOI Amount; provided further that the Unencumbered Asset Pool Availability resulting from Eligible Real Estate Assets which are ground leases and/or Leased Assets shall not at any time exceed thirty percent (30%) of the sum of (x) the Facility Availability plus (y) the Term Loan Facility Availability.”

4.             Section 3.2 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Mandatory Prepayments.

(a) If at any time the sum of the aggregate outstanding principal amount of the Revolving Credit Loans, the Swing Loans and the Letter of Credit Liabilities exceeds the Total Commitment, then the Borrowers shall, within ten (10) Business Days after receipt of notice from Agent of such occurrence pay the amount of such excess to the Agent for the respective accounts of the Revolving Credit Lenders, as applicable, for application to the Revolving Credit Loans as provided in §3.4, together with any additional amounts payable pursuant to §4.8, except that the amount of any Swing Loans shall be paid solely to the Swing Loan Lender.  Notwithstanding the foregoing, if the Agent notifies the Borrowers at any time that the Outstanding amount of all Loans denominated in Alternative Currencies at such time exceeds a Dollar Equivalent amount equal to (a) 105% of the Alternative Currency Sublimit then in effect, or (b) 105% of the Unencumbered Asset Pool Availability, then, within three (3) Business Days after receipt of such notice, the Borrowers shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect or 100% of the Unencumbered Asset Pool Availability, respectively.

(b)  If at any time the outstanding principal balance of the Revolving Credit Loans, the Swing Loans, the Term Loan and the Letter of Credit Liabilities exceeds the Unencumbered Asset Pool Availability (including, without limitation, as a result of the termination of any ground lease or any lease of a Leased Asset related to an Eligible Real Estate Asset), then Borrowers shall, within ten (10) Business Days after receipt of notice from the Agent of such occurrence, pay the amount of such excess as a payment of principal to the holder or holders of any Unsecured Debt, together with any additional amounts required to be paid to such holder or holders in connection with such principal payments of Indebtedness.”

5.             Subsection (i) in Section 4.4(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(i) that are attributable to such Lender’s or Agent’s failure to comply with the requirements of § 4.4(c) that are withholding Taxes imposed under FATCA;”

6.             In Section 4.15 of the Credit Agreement, “U.S.” is hereby deleted in both instances prior to “withholding taxes”.

7.             Section 5.1(a) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(a) After the Closing Date, Parent Borrower shall have the right, subject to the consent of the Agent (which consent shall not be unreasonably withheld) and the satisfaction by Parent Borrower of the conditions set forth in this §5.1, to add Potential Unencumbered Assets to the Unencumbered Asset Pool.  Parent Borrower from time to time after the Closing Date may also request that certain Real Estate of one or more Subsidiary Borrowers (collectively, the “Subsidiary Borrower Unencumbered Assets”) be included as an Eligible Real Estate Asset for the purpose of increasing the Unencumbered Asset Pool Availability. If Parent Borrower shall request that any Potential Unencumbered Assets or Subsidiary Borrower Unencumbered Asset be added to the “Term Loan Unencumbered Asset Pool,” it shall be required to add such Potential Unencumbered Asset or Subsidiary Borrower Unencumbered Asset, as applicable, to the Unencumbered Asset Pool hereunder.  In the event Parent Borrower desires to add additional Potential Unencumbered Assets or Subsidiary Borrower Unencumbered Assets as aforesaid, Parent Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all documentation and other information reasonably required to permit the Agent to determine whether such Real Estate is Eligible Real Estate.  Thereafter, the Agent shall have ten (10) Business Days from the date of the receipt of such documentation and other information to advise Parent Borrower whether the Agent consents to the acceptance of such Subsidiary Borrower Unencumbered Asset or Potential Unencumbered Asset (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, no Subsidiary Borrower Unencumbered Asset or Potential Unencumbered Asset shall be included in the Unencumbered Asset Pool unless and until the following conditions precedent shall have been satisfied:”

8.             Section 5.2 of the Credit Agreement is hereby amended by inserting the following subsection (f) at the end thereof:

“(f) such Eligible Real Estate Asset has been (or, contemporaneous with the release under this Agreement, will be) released from the Term Loan Unencumbered Asset Pool.”

9.             Section 5.3 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Additional Subsidiary Borrowers.  In the event that Parent Borrower shall request that certain Real Estate of a Subsidiary of Parent Borrower be included in the Unencumbered Asset Pool and such Real Estate is approved for inclusion as an Eligible Real Estate Asset in the Unencumbered Asset Pool in accordance with the terms hereof, Parent Borrower shall cause each such Subsidiary (and any entity having an interest in such Subsidiary of Parent Borrower) to execute and deliver to Agent a Joinder Agreement, and such Subsidiary (and any such entity) shall become a Subsidiary Borrower hereunder.  For the avoidance of doubt, any Subsidiary or other such entity which becomes a “Subsidiary Borrower” as such term is defined in the Term Loan shall become a Subsidiary Borrower under this Agreement.  Each such Subsidiary shall be specifically authorized, in accordance with its respective organizational documents, to be a Borrower hereunder.  Parent Borrower shall further cause all representations, covenants and agreements in the Loan Documents with respect to Borrowers to be true and correct with respect to each such Subsidiary.  In connection with the delivery of such Joinder Agreement, Parent Borrower shall deliver to the Agent such organizational agreements, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require.”

10.          Section 5.4 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Release of Certain Subsidiary Borrowers.  In the event that all Eligible Real Estate Assets owned by a Subsidiary Borrower shall have been released from the Unencumbered Asset Pool in accordance with the terms of this Agreement and from the Term Loan Unencumbered Asset Pool in accordance with the terms of the Term Loan, then such Subsidiary Borrower shall be released by Agent from liability under this Agreement.”

11.          Section 8.1(h) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(h)         Derivatives Contracts (including Approved Derivatives Contracts) reasonably acceptable to Agent sufficient to ensure the Borrowers’ compliance with §9.7; and”

12.          Section 8.1(h) of the Credit Agreement is hereby further amended by inserting the following subsection (i) at the end thereof:

“(i)          the Term Loan.”

13.          The last (unnumbered) clause of Section 8.1 is hereby deleted in its entirety and shall be replaced by the following:

“Notwithstanding anything in this Agreement to the contrary, (i) none of the Indebtedness described in §8.1(g) above shall have any of the Eligible Real Estate Assets or any interest therein or any direct or indirect ownership interest in any Subsidiary Borrower as collateral, a borrowing base, asset pool or any similar form of credit support for such Indebtedness (provided that the foregoing shall not preclude Subsidiaries of the Borrowers (other than a Subsidiary Borrower) from incurring Indebtedness subject to the terms of this §8.1 or recourse to the general credit of Parent Borrower) and (ii) none of the Subsidiary Borrowers, Parent Borrower nor REIT shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (including, without limitation, pursuant to any conditional or limited guaranty or indemnity agreement creating liability with respect to usual and customary exclusions from the non recourse limitations governing the Non-Recourse Indebtedness of any Person, or otherwise) other than Indebtedness described in §8.1(a)-(i) above.”

14.          Section 8.2 of the Credit Agreement is hereby amended by deleted subsection (a) in its entirety and replacing such subsection with the following:

“(a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge (aside from any negative pledge in relation to the Term Loan), charge, restriction or other security interest of any kind upon any of their respective property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom;”

15.          Section 8.10 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Restriction on Prepayment of Indebtedness.  The Borrowers will not (a) prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any Indebtedness other than the Obligations or the obligations under the Term Loan after the occurrence of any Event of Default; provided, that the foregoing shall not prohibit (x) the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of §8.1; and (y) the prepayment, redemption, defeasance or other retirement of the principal of Indebtedness secured by Real Estate which is satisfied solely from the proceeds of a sale of the Real Estate securing such Indebtedness; and (b) modify any document evidencing any Indebtedness (other than the Obligations) to accelerate the maturity date of such Indebtedness after the occurrence of an Event of Default.”

16.          Section 9.1 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Unencumbered Asset Pool.  The outstanding principal balance of the Term Loan, the Loans and the Letter of Credit Liabilities shall not be greater than the Unencumbered Asset Pool Availability.”

17.          Representations and Warranties.

(a)           Borrowers hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:

(i)            All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date.

(ii)           To the knowledge of the Borrowers, there exists no Default or Event of Default under any of the Loan Documents.

18.          This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Borrowers hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.

19.          Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

20.          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

PARENT BORROWER:

CORESITE, L.P., a Delaware limited partnership, by its general partner, CoreSite Realty Corporation, a Maryland corporation

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature page to First Amendment to Second Amended and Restated Credit Agreement

SUBSIDIARY BORROWERS:

CORESITE REAL ESTATE 70 INNERBELT, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 900 N. ALAMEDA, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 2901 CORONADO, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 1656 MCCARTHY, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

Signature page to First Amendment to Second Amended and Restated Credit Agreement

CORESITE REAL ESTATE 427 S. LASALLE, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE CORONADO STENDER, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 2115 NW 22ND STREET, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE ONE WILSHIRE, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

Signature page to First Amendment to Second Amended and Restated Credit Agreement

CORESITE REAL ESTATE 12100 SUNRISE VALLEY DRIVE L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

Signature page to First Amendment to Second Amended and Restated Credit Agreement

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

		By:	/s/ Kathy Ahern
		Name:	Kathy Ahern
		Title:	Senior Banker

KeyBank National Association
225 Franklin Street
Boston, Massachusetts 02110
Attention: Gregory W. Lane
Telephone:	617-385-6212
Facsimile:	617-385-6293

Signature page to First Amendment to Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

Royal Bank of Canada
New York Branch
Three World Financial Center
200 Vesey Street
New York, NY 10281-8098
Attn: Manager, Loans Administration
Telephone: 877-332-7455
Facsimile: 212-428-2372

Signature page to First Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK

	By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Vice President
Regions Bank
6805 Morrison Boulevard, Suite 210
Charlotte, NC 28211
Attention: Kerri Raines
Telephone: 704-362-3564
Facsimile: 704-362-3594

Signature page to First Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A.

		By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

CitiBank, N.A.
388 Greenwich Street, 23rd floor
New York, New York 10013
Attention:	David L. Smith
Telephone:	212-816 3784
Facsimile:	866 421 9138

Signature page to First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

		By:	/s/ James P. Johnson
		Name:	James P. Johnson
		Title:	Senior Vice President

Bank of America, N.A.
315 Montgomery Street, 6th floor
CA5-704-06-37
San Francisco, California 94104-1866
Attention:	James P. Johnson
Telephone:	415-913-4699
Facsimile:	415-913-2356

Signature page to First Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

	By:	/s/ Sally Reyes
	Name:	Sally Reyes
	Title:	Authorized Signatory

Credit Suisse AG
Eleven Madison Avenue, 25th Floor
New York, NY 10010
Attention: William O’Daly
Telephone: 212-538-1986
Facsimile: 212-743-2254

Signature page to First Amendment to Second Amended and Restated Credit Agreement

COBANK, ACB

		By:	/s/ Nick Heslip
		Name:	Nick Heslip
		Title:	Vice President

CoBank, ACB
5500 S. Quebec St.
Greenwood Village, CO 80111
Attention:	Nick Heslip
Telephone:	(303) 740-4154
Facsimile:	(303) 224-2677

Signature page to First Amendment to Second Amended and Restated Credit Agreement

JEFFERIES GROUP LLC

		By:	/s/ Alex Kelloff
		Name:	Alex Kelloff
		Title:	Managing Director

Jefferies Group LLC
520 Madison Avenue
New York, NY 10022
Attention:	Alex Kelloff
Telephone:	212-284-8123
Facsimile:	646-514-0436

Signature page to First Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Vice President

Address:

Wells Fargo Bank, National Association
1800 Century Park East
Suite 1200
Los Angeles, California 90067
Attention: Ryan S. Gawel
Telephone: (310) 789-3787
Facsimile: (310) 789-3733

Signature page to First Amendment to Second Amended and Restated Credit Agreement

TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

Address:

Toronto Dominion (Texas) LLC
c/o TD Securities
Royal Trust Tower, 25th Floor
77 King Street West
Toronto Ontario M5K 1A2
Attention: Ruth Bengo
Telephone: 416-983-8879
Facsimile: 416-983-0003

1650596.5

Signature page to First Amendment to Second Amended and Restated Credit Agreement